United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials under § 240.14a-12

SMARTKEM, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SMARTKEM, INC.

Manchester Technology Centre, Hexagon Tower.

Delaunays Road, Blackley

Manchester, M9 8GQ U.K.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 30, 2022

To the Stockholders of SmartKem, Inc.

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of SmartKem, Inc. (the “Company”) to be held on June 30, 2022 at 11:00 a.m. Eastern Time. We are planning to hold the Annual Meeting virtually via the Internet at www.virtaulshareholdermeeting.com/SMTK2022. You will not be able to attend the Annual Meeting at a physical location. At the Annual Meeting, stockholders will act on the following matters:

●	To elect one director nominee to serve as Class I director for a three-year term expiring at the annual meeting of stockholders in 2025;
●	To ratify the appointment of BDO LLP as our independent registered public accounting firm for the year ending December 31, 2022; and
●	To consider any other matters that may properly come before the Annual Meeting.

Only stockholders of record at the close of business on May 18, 2022 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote electronically via the Internet or by telephone, or please complete, sign, date and return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope. If you attend the Annual Meeting and prefer to vote during the Annual Meeting, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.

By Order of the Board of Directors
/s/ Ian Jenks
Ian Jenks
Chairman and Chief Executive Officer

May 23, 2022

Manchester, United Kingdom

PROXY STATEMENT

SMARTKEM, INC.

MANCHESTER TECHNOLOGY CENTRE, HEXAGON TOWER.

DELAUNAYS ROAD, BLACKLEY

MANCHESTER, M9 8GQ U.K.

PROXY STATEMENT

This proxy statement contains information related to the Annual Meeting of Stockholders to be held on June 30, 2022 at 11:00 a.m. Eastern Time. We are planning to hold the Annual Meeting virtually via the Internet, or at such other time and place to which the Annual Meeting may be adjourned or postponed. In order to attend our Annual Meeting, you must log in to www.virtaulshareholdermeeting.com/SMTK2022 using the 16-digit control number on the proxy card that accompanied the proxy materials.

Proxies for the Annual Meeting are being solicited by the Board of Directors (the “Board”) of SmartKem, Inc. (the “Company”). This Proxy Statement is first being made available to stockholders on or about May 23, 2022. A list of record holders of the Company’s common stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at our principal offices at Delaunays Road, Blackley Manchester, M9 8GQ U.K, during normal business hours for ten days prior to the Annual Meeting and available during the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 30, 2022.

Our proxy materials including the Proxy Statement for the Annual Meeting, our annual report for the fiscal year ended December 31, 2021 and proxy card are available on the Internet at www.proxyvote.com. Under Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

ABOUT THE MEETING

Why are we calling this Annual Meeting?

We are calling the Annual Meeting to seek the approval of our stockholders:

●	To elect one director nominee to serve as Class I director for a three-year term expiring at the annual meeting of stockholders in 2025;
●	To ratify the appointment of BDO LLP as our independent registered public accounting firm for the year ending December 31, 2022; and
●	To consider any other matters that may properly come before the Annual Meeting.

What are the Board’s recommendations?

Our Board believes that the election of the director nominee identified herein and the appointment of BDO LLP as our independent registered public accounting firm for the year ending December 31, 2022 are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the proposals. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the record date, May 18, 2022 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

As of the Record Date, we had 26,566,809 outstanding shares of common stock.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Attendance at the Annual Meeting shall solely be via the Internet at www.virtaulshareholdermeeting.com/SMTK2022 using the 16-digit control number on the proxy card that accompanied the proxy materials. Stockholders will not be able to attend the Annual Meeting at a physical location.

The live webcast of the Annual Meeting will begin promptly at 11:00 am Eastern Time on June 30, 2022. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the meeting in advance of the designated start time.

An online portal will be available to our stockholders at www.proxyvote.com commencing approximately on or about May 23, 2022. By accessing this portal, stockholders will be able to vote in advance of the Annual Meeting. Stockholders may also vote, and submit questions, during the Annual Meeting at www.virtaulshareholdermeeting.com/SMTK2022. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company’s resources and ensure all stockholder questions are able to be addressed, we will respond to no more than three questions from a single stockholder. We have retained Broadridge Financial Solutions to host our virtual annual meeting and to distribute proxies and receive, count and tabulate votes.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of at least one-third of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum for our meeting. Pursuant to the General Corporation Law of the State of Delaware, abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.

How do I vote?

You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting electronically, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.

Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com, and following the instructions provided in the proxy card that accompanied the proxy materials. If your shares are held with a broker, you will need to go to the website provided on your proxy card. Have your proxy card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on June 29, 2022.

Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing 1-800-690-6903. If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on June 29, 2022.

Vote by Mail

You may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m., Eastern Time, on June 29, 2022.

Voting at the Annual Meeting

You will have the right to vote on the day of, or during, the Annual Meeting on www.virtaulshareholdermeeting.com/SMTK2022. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card to vote at our Annual Meeting.

Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

●	filing with the Secretary of the Company a notice of revocation;
●	submitting a later-dated vote by telephone or on the Internet;
●	sending in another duly executed proxy bearing a later date; or
●	attending the Annual Meeting remotely and casting your vote in the manner set forth above.

Your latest vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, VStock Transfer LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own.. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

The holders of at least one-third of our common stock outstanding on the Record Date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to the General Corporation Law of the State of Delaware, abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.

Assuming that a quorum is present, the following votes will be required:

●

With respect to the first proposal (election of Class I director, “Proposal 1”), the director elected by a plurality of the votes present in person or represented by proxy and entitled to vote, and the director nominee who receives the greatest number of votes at the Annual Meeting will be elected. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on this proposal.

●

The second proposal, to ratify the appointment of BDO LLP as our independent registered public accounting firm for 2021 (“Proposal 2”), requires the affirmative vote of a majority of the total votes cast, in person or by proxy. As a result, abstentions, if any, will not affect the outcome of the vote on this proposal. Because this proposal is routine (see below), no broker non-votes will occur on this proposal.

Holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

What are “broker non-votes”?

Brokers, banks or other nominees are permitted to use discretionary voting authority to vote for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers, banks or other nominees are not permitted to use discretionary voting authority to vote for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your broker, bank or other nominee as to how to vote your shares, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

The election of directors (Proposal 1) is generally not considered to be a “routine” matter and brokers, banks or other nominees are not permitted to vote on these matters if the broker, bank or other nominee has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers, banks or other nominees how they wish to vote their shares. The ratification of our independent registered public accounting firm (Proposal 2) is generally considered to be a “routine” matter, and hence a broker, bank or other nominee may be able to vote on Proposal 2 even if it does not receive instructions from you, so long as it holds your shares in its name.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

PROPOSAL 1: TO ELECT ONE DIRECTOR AS CLASS I DIRECTOR A THREE-YEAR TERM

EXPIRING AT THE ANNUAL MEETING IN 2025 AND UNTIL THEIR SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED

Our Board is divided into three classes: Class I, Class II and Class III, with each class serving a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

Our Board presently has five members. There is one director in the class (Class I) whose term of office expires in 2022. Simon King, the current Class I director, will not be standing for re-election at the Annual Meeting. Steven DenBaars has been nominated for election as Class I director at this Annual Meeting. If elected at the Annual Meeting, the Class I nominee would serve until the 2025 annual meeting and until his successor has been duly elected and qualified, or, if sooner, until his death, resignation or removal.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Stockholders may not vote, or submit a proxy, for more than one nominee. The nominee receiving the highest number of affirmative votes will be elected. Unless otherwise directed, shares represented by executed proxies will be voted for the election of the nominee named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. The person nominated for election has agreed to serve if elected. Our management has no reason to believe that he will be unable to serve.

Class I Nominee for Election for a Term Expiring at the 2025 Annual Meeting

The following table sets forth the name, age and position and tenure of the person nominated for election as our Class I director for a term expiring at the 2025 Annual Meeting:

Name	Age	Position	Served as a Director Since
Steven DenBaars	59	—	Nominee

The following includes a brief biography of the nominee standing for election to the Board at the Annual Meeting, based on information furnished to us by the director nominee, with such biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the applicable nominee should serve as a member of our Board.

Steven DenBaars has been nominated for election to our Board as Class I director and is expected to serve on our audit committee, compensation committee and nominating and corporate governance committee. Professor DenBaars is a Distinguished Professor of Materials and Co-Director of the Solid-State Lighting and Energy Electronics Center at University of California, Santa Barbara. Professor DenBaars joined UCSB in February 1991, and currently holds the Mitsubishi Chemical Chair in Solid State Lighting and Displays. He has served on the board of directors of Akoustis Technologies, Inc. (NASDAQ:AKTS), a developer and manufacturer of radio frequency filters for mobile devices, since May 2015 and has served on its technology committee since July 2017. He has also been a member of the board of directors of Aeluma, Inc., a privately held start-up engaged in the manufacture high performance sensors for mobile devices and vehicles, since June 2021. Professor Denbaars was formerly a co-founder and board member of privately held technology start-up companies, Soraa Inc. and Soraa Laser Diode Inc. Professor DenBaars has a Bachelor of Science in Metallurgical Engineering from the University of Arizona and a Master of Science and a Ph.D. in Material Science and Electrical Engineering from the University of Southern California. Professor DenBaars is a member of the National Academy of Engineering, and a Fellow of IEEE and National Academy of Inventors. We believe that Professor DenBaars’s years of experience in the electronics industry and his extensive research involving semiconductors qualifies him to serve on our Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CLASS I DIRECTOR NOMINEE.

Continuing Directors

The following table sets forth the name, age, position and tenure of the directors who are serving for terms that end following the Annual Meeting.

Prior to the consummation of the transactions (the “Exchange”) contemplated by the Share Exchange Agreement dated as of February 23, 2021 (the “Share Exchange Agreement”), certain current directors served on the board of directors of SmartKem Ltd., a United Kingdom corporation (“SmartKem”).

Name	Age	Position(s)	Served as an Officer or Director Since
Class II Directors:
Robert Bahns	57	Chief Financial Officer and Director	2020
Klaas de Boer	57	Director	2021

Class III Directors:
Ian Jenks	68	Chairman of the Board and Chief Executive Officer	2021
Barbra C. Keck	44	Director	2021

The following biographical descriptions set forth certain information with respect to directors who are serving for terms that end following the Annual Meeting, based on information furnished to us by each director.

Class II Directors Continuing in Office until the 2023 Annual Meeting

Robert Bahns has served as our Chief Financial Officer since February 2020 and as a member of our Board since February 2021. From November 2018 until January 2020, he was the chief financial officer of WaveOptics, Ltd., a developer of waveguides and projectors for augmented reality glasses. From April 2005 until he joined WaveOptics full-time, he was an investment partner at Imperial Innovations Ltd., a business investing in university technology start-ups, which was acquired by IP Group plc in December 2017 at which point he became a partner of IP Group plc. Mr. Bahns received an M.A. in Electrical Sciences from the University of Cambridge and an M.B.A. from INSEAD. We believe that Mr. Bahns’ experience as a chief financial officer and his understanding of the financial and operating challenges of companies like ours qualify him to serve on our Board.

Klaas de Boer has served as a member of our Board since February 2021 and has served as a member of the board of directors of SmartKem since 2017. From January 2008 until June 2021, Mr. de Boer served as the managing partner of Entrepreneurs Fund Management LLP, a venture capital firm. Mr. de Boer served as a director of Lifeline Scientific Inc., Heliocentris Energy Solutions AG and serves as chair of AIM listed Xeros Technology Group plc. Mr. de Boer has been a venture capitalist for more than 20 years. Mr. de Boer received his M.Sc. degree in Applied Physics from Delft University of Technology and his M.B.A. from INSEAD. We believe that Mr. de Boer’s venture capital experience, experience with complex technology companies and previous experience as a director of publicly traded companies qualify him to serve on our Board.

Class III Directors Continuing in Office until the 2024 Annual Meeting

Ian Jenks has served as our Chief Executive Officer since December 2017 and as Chairman of the Board since February 2021. Mr. Jenks has more than 30 years of board-level experience in the industrial technology industry and has served as chief executive officer of companies operating in the United States and Europe. Mr. Jenks founded and since August 2010 has acted as the chief executive officer of Ian Jenks Limited, a consulting company providing consulting services to companies in the industrial technology industry. Mr. Jenks’s past directorships include Techstep ASA, a provider of managed mobile services in the Nordics, Paysafe plc., an international provider of payment processing services, and Brady plc, a provider of commodity trading software. Mr. Jenks also has served and continues to serve as a director of a number of private companies. Mr. Jenks received a B.Sc. in Aeronautical Engineering from Bristol University. We believe that Mr. Jenks’ significant management experience and experience in the technology industry qualify him to serve on our Board.

Barbra C. Keck has served as a member of our Board since February 2021. Since February 2021, Ms. Keck has served as the Chief Financial Officer of Deverra Therapeutics, Inc., a developer of cell therapies. From January 2009 until May 2020, she held positions of increasing responsibility at Delcath Systems, Inc., an interventional oncology company, starting as Controller and ultimately becoming a senior vice president in March 2015 and chief financial officer in February 2017. Ms. Keck received an M.B.A. in Accountancy from Baruch College and a Bachelor of Music in Music Education from the University of Dayton. We believe that Ms. Keck’s prior experience as a chief financial officer of a public company and her status as an audit committee financial expert qualify her to serve on our Board.

CORPORATE GOVERNANCE

Board of Director Composition

Our Board is currently composed of five directors. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business and understanding of the competitive landscape.

Board of Director Meetings

This is our first Annual Meeting of Stockholders. Our Board met 7 times in 2021. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do does not have a formal policy requiring members of the Board to attend our annual meetings.

Director Independence

Our securities are not listed on a national securities exchange or on any inter-dealer quotation system that has a requirement that a majority of directors be independent. We evaluate independence by the standards for director independence set forth in the Nasdaq Marketplace Rules. Under such rules, our Board has determined that all members of the Board, except Messrs. Jenks and Bahns, are independent directors. Neither Mr. Jenks nor Mr. Bahns are independent directors under these rules because they are executive officers of our company. Our Board has determined that Steven DenBaars is independent under the Nasdaq Marketplace Rules. In making such independence determination, our Board considered the relationships that each non-employee director or nominee has with us and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors and nominee listed above, our Board considered the association of such persons with the holders of more than 5% of our common stock. There are no family relationships among any of our directors, the nominee and any of our executive officers.

Board Committees

As our common stock is not presently listed for trading or quotation on a national securities exchange, we are not presently required to have board committees. However, our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operates pursuant to a charter adopted by our Board. Members serve on these committees until their resignation or until otherwise determined by the Board. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act and SEC rules and regulations, and we intend to comply with those of Nasdaq.

Audit Committee

Ms. Keck, Dr. King (Dr. King will not be standing for reelection at the Annual Meeting) and Mr. de Boer serve on the audit committee, which is chaired by Ms. Keck. Our Board has determined that each has sufficient knowledge in financial and auditing matters to serve on the audit committee and that Ms. Keck and Mr. de Boer are “independent” for audit committee purposes as that term is defined under SEC and Nasdaq Marketplace Rules. Our Board has designated Ms. Keck as an “audit committee financial expert”, as defined under the applicable rules of the SEC. Because Dr. King is a representative of one of our largest stockholders that beneficially owns more than 10% of our common stock, Dr. King is deemed to be an affiliated person of our company pursuant to SEC Rule 10A-3 and therefore does not meet the heightened independence requirements established by Nasdaq and the SEC for membership on our audit committee. However, we have included Dr. King on the audit committee because of his financial expertise and his status as a non-employee director. At the time, if any, that shares of our common stock are listed on Nasdaq or another national securities exchange, we expect that the composition of our audit committee will satisfy any applicable independence requirements.

The audit committee’s responsibilities include, but are not limited to:

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
●	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
●	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
●

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

●	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
●	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
●

recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements will be included in our Annual Report on Form 10-K;

●	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
●	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
●	reviewing all related person transactions for potential conflict of interest situations and making recommendations to our Board regarding all such transactions; and
●	reviewing earnings releases.

Our audit committee operates pursuant to a charter that is available on our website at https://ir.smartkem.com/ under the Governance section. Our audit committee met 3 times in 2021.

Compensation Committee

Dr. King (Dr. King will not be standing for reelection at the Annual Meeting) and Ms. Keck serve on the compensation committee, which is chaired by Dr. King. Our Board has determined that each member of the compensation committee is “independent” as defined under the Nasdaq Marketplace Rules. The compensation committee’s responsibilities include, but are not limited to:

●	annually reviewing and approving the corporate goals and objectives to be considered in determining the compensation of our Chief Executive Officer;
●

evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation: (i) recommending to the Board the cash compensation of our Chief Executive Officer and (ii) reviewing and recommending to the independent directors on the Board regarding grants and awards to our Chief Executive Officer under equity-based plans;

●	reviewing and approving the cash compensation of our other executive officers;
●	reviewing and establishing our overall management compensation, philosophy and policy;
●	overseeing and administering our compensation and similar plans;
●	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the Nasdaq Marketplace Rules;
●	reviewing and approving our policies and procedures for the grant of equity-based awards;
●	reviewing and recommending to the Board the compensation of our directors;
●	preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement; and
●	reviewing and approving the retention, termination or compensation of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Our compensation committee operates pursuant to a charter that is available on our website at https://ir.smartkem.com/ under the Governance section. Our compensation committee met 2 times in 2021.

Nominating and Corporate Governance Committee

Mr. de Boer, Ms. Keck and Dr. King (Dr. King will not be standing for reelection at the Annual Meeting) serve on the nominating and corporate governance committee, which is chaired by Mr. de Boer. Our Board has determined that each member of the nominating and corporate governance committee is “independent” under the Nasdaq Marketplace Rules.

The nominating and corporate governance committee’s responsibilities include, but are not limited to:

●	developing and recommending to the Board criteria for Board and committee membership;
●	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
●	reviewing the composition of the Board to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
●	identifying individuals qualified to become members of the Board;
●	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;
●	periodically reviewing and reassessing the adequacy of the code of business conduct and ethics and the corporate governance guidelines; and
●	overseeing the evaluation of our Board and management.

Our nominating and corporate governance committee operates pursuant to a charter that is available on our website at https://ir.smartkem.com/ under the Governance section. Our nominating and corporate governance committee did not meet in 2021.

Our Board may, from time to time, establish other committees.

Stockholder Nominations for Directorships

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our bylaws. All such recommendations will be forwarded to our nominating and corporate governance committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below.

●	the name and address of record of the security holder;
●

a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

●

the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

●	a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;
●	a description of any arrangements or understandings between the security holder and the proposed director candidate; and
●	the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the nominating and corporate governance committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Board Leadership Structure and Role in Risk Oversight

The chief executive officer and Chairman positions are held by Ian Jenks. Mr. Jenks also beneficially owns approximately 3.1% of our common stock as of May 18, 2022. Periodically, our Board assesses these roles and the Board leadership structure to ensure the interests of the Company and our stockholders are best served. Our Board has determined that its current leadership structure is appropriate. Mr. Jenks, as our chief executive officer, has extensive knowledge of all aspects of the Company, our business and risks, and our customers. Our Board has no Lead Independent Director; however, the Board may choose to elect one.

Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the board’s risk strategy. While the Board oversees the Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our board leadership structure supports this approach.

Stockholder Communications

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as the Secretary considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our employees, officers and directors. A current copy of our code is posted on our website, which is located www.smartkem.com. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC.

Anti-Hedging Policy

Under the terms of our insider trading policy, we prohibit each officer, director and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position(s)	Serving in Position Since
Ian Jenks	68	Chairman of the Board and Chief Executive Officer	2017
Robert Bahns	57	Chief Financial Officer and Director	2020
Beverley Brown, Ph.D.	60	Chief Scientist	2014
Simon Ogier, Ph.D.	47	Chief Technology Officer	2019

Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:

Ian Jenks, Chairman of the Board and Chief Executive Officer

See description under “Class III Nominees Continuing in Office until the 2024 Annual Meeting.”

Robert Bahns, Chief Financial Officer and Director

See description under “Class II Nominees Continuing in Office until the 2023 Annual Meeting.”

Beverley Brown, Ph.D., Chief Scientist

Dr. Brown has served as our Chief Scientist since July 2014. She provides services to us through her consulting company, B Brown Consultants Ltd. Prior to joining our company, she held a number of research and development positions with increasing responsibilities at Imperial Chemical Industries Ltd., Zeneca Group PLC and at the Avecia Group PLC. She formed BAB Consultants Ltd in 2006 and for approximately eight years provided consulting services to a number of chemical companies, as well as to the U.K. government and CPI. Dr. Brown has worked in the field of organic semiconductor technology and in the area of printable electronics for almost 20 years. Dr. Brown holds a Ph.D. in Organic Chemistry from the University of Glasgow.

Simon Ogier, Ph.D., Chief Technology Officer

Dr. Ogier has served as our Chief Technology Officer since June 2019. From August 2015 to June 2019 Dr. Ogier was CTO at NeuDrive Limited, a developer of organic semiconductor materials for sensor and other electronic applications, where he was responsible for the development of processes to fabricate OTFTs and to integrate them into biosensor devices. From April 2007 to July 2015, Dr. Ogier was Head of Research and Development within the U.K.’s Printable Electronics Technology Centre (“PETEC”) at CPI. He was responsible for the establishment of the PETEC facility and for developing the technical programs of work to build a capability within the U.K. for printed/plastic electronics processing. Dr. Ogier is a member of the IEC TC119 standards committee for Printed Electronics, leading the development of international standard IEC62899-203 (Semiconductor Ink) and is a Fellow of the Institute of Physics. Dr. Ogier has over 19 years of experience developing high performance organic semiconductors for transistor applications. Dr. Ogier has co-authored a number of journal articles and is a co-inventor on a number of patents families. He received a bachelor’s degree and Ph.D. in Physics from the University of Leeds.

EXECUTIVE COMPENSATION

Summary Compensation Table

From our inception to the closing of the Exchange, no compensation was earned by or paid to our executive officers. SmartKem became our wholly owned subsidiary upon the closing of the Exchange on February 23, 2021, and its senior management became our senior management. The following table shows the compensation awarded to or earned by our principal executive officer during the fiscal year ended December 31, 2021, our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2021, and up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer as of December 31, 2021. The persons listed in the following table are referred to herein as the “named executive officers.”

Officer Name and Principle Position	Year	Salary	Bonus	Option Awards (1)	All Other Compensation (2)	Total
		$	$	$	$	$
Ian Jenks	2021	294,379	179,881	611,775	20,787	1,106,822
Chief Executive Officer	2020	272,980	-	-	31,427	304,407
Robert Bahns(3)	2021	206,843	103,287	141,025	12,617	463,772
Chief Financial Officer	2020	109,454	-	-	4,331	113,785
Beverly Brown(4)	2021	236,101	74,321	543,617	-	854,039
Chief Scientist	2020	237,614	20,474	-	-	258,088

(1)

The amounts reported represent the aggregate grant-date fair value of the stock options awarded to the named executive officer, calculated in accordance with ASC 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-based vesting conditions.

(2)	Represents our contributions to our workplace pension scheme and private healthcare insurance.
(3)	Mr. Bahns joined our company in February 2020.
(4)	Represents consulting fees paid to Dr. Brown’s consulting company.

In accordance with the U.K. Pensions Act 2008 (the “Pensions Act”), we have established a workplace pensions scheme available for all our employees in the UK, which is equivalent to a defined contribution plan. In accordance with the Pensions Act, all eligible employees are automatically enrolled upon joining our company unless they advise they wish to opt out. As defined by the Pensions Act, current required contributions are 5% employee and 3% employer. We match employee contributions to a maximum of 6% of base salary. Contributions made by us vest immediately.

Employment and Change in Control Agreements

We have entered into an employment agreement with Mr. Jenks (the “Jenks Employment Agreement”) dated as of February 23, 2021 (the “Commencement Time”) setting forth the terms and conditions of his employment and his expectations as our Chief Executive Officer and President. The Jenks Employment Agreement provides, among other things, for: (i) a term of three years beginning from the Commencement Time, subject to automatic renewal for successive one year terms unless either party provides sixty (60) days prior written notice of its intent not to renew; (ii) an annual base salary of $300,000; (iii) eligibility for an annual bonus having a target of 30% of his then base salary; and (iv) in the event that Mr. Jenks’ employment is terminated without “cause” or he resigns “for good reason” (each as defined in the Jenks Employment Agreement), or his employment is terminated at the end of the any term, as the result of our company providing notice of non-renewal, subject to execution and non-revocation of a release of claims in our favor, Mr. Jenks’ will be eligible for: (a) payments equal to six (6) months of Mr. Jenks’ base salary (at the rate in effect immediately prior to the date of termination), less applicable withholdings and authorized deductions, to be paid in equal installments in accordance with our customary payroll practices, (b) a pro-rata bonus for the year of termination and (c) in the event Mr. Jenks timely elects to continue his health insurance employee benefits pursuant to COBRA, monthly payments equal to the applicable COBRA costs for a period of six (6) months. Mr. Jenks is subject to non-compete and non-solicit provisions, which applies during the term of his employment and for a period of 12 months following termination of his employment for any reason. The Jenks Employment Agreement also contains customary confidentiality and assignment of inventions provisions.

We entered into a service agreement with Mr. Bahns, dated as of February 23, 2021 (the “Bahns Employment Agreement”). The Bahns Employment Agreement provides, among other things, for: (i) a three-month probationary period (the “Probationary Period”) whereby Mr. Bahns may be terminated at any time during such period upon one week’s notice or payment in lieu of notice; (ii) upon the completion of the Probationary Period by Mr. Bahns, the Bahns Employment Agreement will continue until terminated (a) by either party giving not less than six months’ prior notice in writing, (b) by SmartKem electing to make a “Payment in Lieu” whereby SmartKem pays to Mr. Bahns an amount equal to his salary which he would have been entitled to receive during the notice period referenced in clause (a), or (c) for “cause”; (iii) an annual base salary of $204,735; and (iv) Mr. Bahns’ participation in our pension program and death in service (life insurance) scheme.

We entered into a consultancy agreement with B Brown Consultants Ltd, Dr. Brown’s consultancy company, dated as of February 23, 2021 (the “Brown Consultancy Agreement”). The Brown Consultancy Agreement provides, amongst other things, for: (i) Dr. Brown (or, with the approval of our board a substitute) is to provide defined services to SmartKem; (ii) the Brown Consultancy Agreement will continue for a fixed term of three years unless terminated (a) by either party giving not less than 12 months’ prior notice in writing, or (b) by SmartKem for “cause”; and (iii) a monthly fee, payable monthly in arrears within 30 days of receipt of an invoice, by reference to daily rate of $1,119 plus applicable value added taxes and an hourly rate of $139.90 plus applicable value added taxes. SmartKem also agreed to reimburse certain expenses incurred in connection with the services to be provided under the Brown Consultancy Agreement.

Outstanding Equity Awards at December 31, 2021

The following table presents information regarding the outstanding options held by each of our named executive officers as of December 31, 2021.

			Option Awards
			Number of Securities Underlying Unexercised Options (#)
Name	Grant Date	Type	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date(1)
Mr. Jenks	3/31/2021	ISO		597,125	$2.00	3/31/2031
Mr. Bahns	3/31/2021	EMI		137,648	$2.00	3/31/2031
Dr. Brown(2)	2/23/2021	NQSO	178,086	-	$0.001	2/23/2031
	3/31/2021	ISO		186,601	$2.00	3/31/2031

(1)	The expiration date shown is the normal expiration date and the latest date that options may be exercised subject to certain extraordinary events.
(2)	Consists of SmartKem options held by Dr. Brown’s consultancy company.

DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation paid to our non-employee directors during 2021.

Outside Director Name	Year	Cash Compensation	Stock Option Awards (1)	All Other Compensation	Total
		$	$	$	$
Ms. Keck	2021	30,452	18,442(2)	-	48,894
	2020	-	-	-	-
Mr. de Boer	2021	30,452	18,442(3)	-	48,894
	2020	-	-	-	-
Dr. King (5)	2021	-	- (4)	-	-
	2020	-	-	-	-

(1)

The amounts reported represent the aggregate grant-date fair value of the stock options awarded to the named executive officer, calculated in accordance with ASC 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-based vesting conditions.

(2)	The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2021 held by Ms. Keck was 18,000.
(3)	The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2021 held by Mr. de Boer was 18,000.
(4)	The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2021 held by Dr. King was nil.
(5)	Dr. King receives no compensation for his service as a member of our Board as Octopus Investment Limited prohibits its representatives from receiving such compensation.

Non-Employee Director Compensation

On March 31, 2021, the Board, upon recommendation of the Compensation Committee, adopted a non-employee director compensation policy (the “Policy”), pursuant to which each non-employee employee director is entitled to receive an annual cash retainer of $36,000. In addition, each non-employee director was initially granted options to purchase 18,000 shares of common stock, which will vest 25% on the one-year anniversary of the grant date and the remainder in equal monthly installments over three years and is entitled in each subsequent year to receive options to purchase 6,000 shares of common stock, which will vest on the one-year anniversary of the grant date. All equity awards granted pursuant to Policy are subject to the terms and conditions of the Company’s 2021 Equity Incentive Plan and/or the UK Tax-Advantaged Sub-Plan.

EQUITY COMPENSATION PLAN INFORMATION

The 2021 Equity Incentive Plan which includes a UK Tax-Advantaged Sub-Plan for employees of the Company based in the United Kingdom (the “2021 Plan”) was approved by our Board and stockholders on February 23, 2021. The general purpose of the 2021 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors, and consultants, and to promote the success of our business.

The following table provides information with respect to our compensation plans under which equity compensation was authorized as of December 31, 2021.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) c)(2)
Equity compensation plans approved by security holders(1)	1,953,882	$1.72	301,309
Equity compensation plans not approved by security holders	-	$-	-
Total	1,953,882	$1.72	301,309

(1)	The amounts shown in this row include securities under the 2021 Plan.
(2)

In accordance with the “evergreen” provision in our 2021 Plan, an additional 1,022,672 shares were automatically made available for issuance on the first day of 2022, which represents 4.0% of the number of shares outstanding on December 31, 2021; these shares are excluded from this calculation.

REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of SmartKem, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2021 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2021.
2.

The Audit Committee has discussed with representatives of BDO LLP, the independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

3.

The Audit Committee has discussed with BDO LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB.

In addition, the Audit Committee considered whether the provision of non-audit services by BDO LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the Securities and Exchange Commission.

Audit Committee of SmartKem, Inc.

Barbra C. Keck, Chair

Simon King, Ph.D.

Klaas de Boer

The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of May 18, 2022 by:

●	each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of our common stock;
●	each of our named executive officers;
●	each of our directors and the director nominee; and
●	all of our directors, the director nominee and current executive officers as a group.

We have determined beneficial ownership in accordance with SEC rules. Except as indicated in the footnotes below, and subject to applicable community property laws, we believe, based on the information furnished to us, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage of beneficial ownership is based on 26,566,809 shares of our common stock outstanding as of May 18, 2022. In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity, we deemed to be outstanding all shares of our common stock as to which such person or entity has the right to acquire within 60 days of May 18, 2022, through the exercise of any option or other right. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity. Unless otherwise noted below, the address of each beneficial owner named below is c/o SmartKem, Inc., Manchester Technology Center, Hexagon Tower, Delaunays Road, Blackley Manchester, M9 8GQ U.K.

Name of Beneficial Owner	Shares Beneficially Owned (#)	Percentage Beneficially Owned (%)
5% Stockholders:
Octopus Investments Limited, 33 Holborn, London EC1N 2HT (1)	7,476,028	28.1%
Entrepreneurs Fund LP, 2nd Floor, Windward House, La Route de la Liberation, St Helier, Jersey, JE2 3BQ, The Channel Islands (2)	3,585,252	13.5%
Orin Hirschman, 6006 Berkeley Ave., Baltimore, MD 21209 (3)	2,532,000	9.5%
Mark Tompkins Apt. 1, Via Guidino 23, 6900 Lugano-Paradiso Switzerland	2,300,000	8.7%
Named Executive Officers, Directors and Director Nominee:
Ian Jenks (4)	832,921	3.1%
Robert Bahns (5)	164,732	* %
Simon Ogier (6)	260,285	1.0%
Beverley Brown (7)	260,286	1.0%
Simon King (8)	-	-%
Klaas de Boer (9)	206,000	* %
Barbra C. Keck (10)	6,000	* %
Steven DenBaars	25,000	* %
All directors, the director nominee and all current executive officers as a group (8 persons)	1,755,224	6.5%
* Less than 1%

(1)

Consists of 7,416,307 shares of our common stock held by Octopus Titan VCT Plc and 59,721 shares of our common stock held by Octopus Investments Nominees Limited (collectively, the “Octopus Funds”). c (“Octopus”) is the sole manager of each of the Octopus Funds. Through Octopus's position with Octopus Funds, Octopus is deemed to control the voting and disposition of the shares of our common stock held by the Octopus Funds. Octopus disclaims beneficial ownership of the shares of our common stock held by the Octopus Funds except to the extent of its pecuniary interest therein.

(2)

Consists of 3,585,252 shares of our common stock held by Entrepreneurs Fund LP (“Entrepreneurs Fund”). Entrepreneurs Fund General Partner Limited (the “Entrepreneurs General Partner”) is the general partner of the Entrepreneurs Fund. By virtue of such relationship, Entrepreneurs General Partner may be deemed to have voting and investment power with respect to the securities held by Entrepreneurs Fund. Entrepreneurs Fund General Partner disclaims beneficial ownership of the shares of our common stock held by Entrepreneurs Fund except to the extent of its indirect pecuniary interest therein.

(3)

Consists of (i) 1,592,000 shares of our common stock held by AIGH Investment Partners, LP (“AIGH LP”), (ii) 708,000 shares of our common stock held by WVP Emerging Manager Onshore Fund, LLC — AIGH Series (“WVP AIGH”), and (iii) 232,000 shares of our common stock held by WVP Emerging Manager Onshore Fund, LLC — Optimized Equity Series (“WVP OES”). Excludes (i) pre-funded warrants to purchase an aggregate of 1,468,000 shares of our common stock held by AIGH LP (ii) pre-funded warrants to purchase an aggregate of 662,500 shares of our common stock held by AIGH Investment Partners, LLC (“AIGH LLC”), (iii) pre-funded warrants to purchase an aggregate of 25,000 shares of our common stock held by HLH Holdings LLC (“HLH Holdings”), and (iv) pre-funded warrants to purchase an aggregate of 12,500 shares of our common stock held by Woodcourt Capital LLC (“Woodcourt”), none of which are exercisable within 60 days of March 14, 2021 as a result of the provisions contained therein which prevent the holder of such pre-funded warrants from exercising them if such exercise would result in the holders thereof, or certain related parties, having beneficial ownership of more than 9.99% of our common stock. Mr. Orin Hirschman is the managing member of AIGH Capital Management, LLC, a Maryland limited liability company (“AIGH CM”), which is an advisor or sub-advisor with respect to the securities held by AIGH LP, WVP AIGH, and WVP OES, and president of AIGH LLC. Mr. Hirschman has voting and investment control over the securities indirectly held by AIGH CM and directly by AIGH LP and AIGH LLC and may be deemed to have voting and investment control over the securities held by each of HLH Holdings and Woodcourt.

(4)	Includes 633,880 shares of our common stock held and options to acquire 199,041 shares of our common stock exercisable within 60 days of May 18, 2022.
(5)	Includes 118,852 shares of our common stock and options to acquire 45,880 shares of our common stock exercisable within 60 days of May 18, 2022.
(6)	Includes 198,087 shares of our common stock held and options to acquire 62,198 shares of our common stock exercisable within 60 days of May 18, 2022.
(7)

Includes 20,002 shares of our common stock held by B Brown Consultants Ltd and options to acquire 240,284 shares of our common stock exercisable within 60 days of May 18, 2022 held by Dr. Brown. Dr. Brown exercises dispositive and voting power over the securities owned by B Brown Consultants Ltd.

(8)	Dr. King is one of the five partners of Octopus. (Dr. King will not be standing for reelection at the Annual Meeting)
(9)	Consists of 200,000 shares of our common stock purchased by Mr. de Boer’s spouse in the Offering and options to acquire 6,000 shares of our common stock exercisable within 60 days of May 18, 2022.
(10)	Consists of options to acquire 6,000 shares of our common stock exercisable within 60 days of May 18, 2022.

TRANSACTIONS WITH RELATED PERSONS

The following is a description of transactions since January 1, 2020 and each currently proposed transaction in which:

●	The Company (“we”) has been or is to be a participant;
●	the amount involved exceeded or will exceed the lesser of $120,000 or 1% of our total assets at year-end for our last two completed fiscal years; and
●

any of our directors, executive officers or beneficial owners of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described in the section titled “Executive Compensation.”

Registration Rights Agreement

In connection with the Exchange and the Offering, the Company (“we”) entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which we agreed to file, no later than 60 calendar days from the closing of the Offering a registration statement covering, among other things, (i) the shares of our common stock issued in the Offering (including shares of our common stock issuable upon the exercise of the pre-funded warrants sold in the Offering); (ii) the shares of our common stock issuable upon exercise of the warrants issued to the placement agent in the Offering; (iii) the shares of our common stock issued or issuable as a result of the Exchange; (iv) 2,500,000 shares of our common stock held by the stockholders of Parasol prior to the Exchange; and (v) 50,000 shares of our common stock issued to certain advisors in connection with the Exchange and the Offering ((i)-(v) collectively, the “Registrable Shares”). We must use commercially reasonable efforts to keep the such registration statement effective for the earlier of (i) five years from the date it is declared effective by the SEC, (ii) the date on which all Registrable Shares have been transferred other than to certain enumerated permitted assignees under the Registration Rights Agreement, or (iii) the date on which no Registrable Securities are outstanding. All of our directors, executive officers and holders of more than 5% of our capital stock are parties to the Registration Rights Agreement.

Octopus Share Purchase

In connection with the Offering, the Company (“we”) entered into an agreement (the “Octopus Letter Agreement”), with Octopus Titan VCT plc and certain related parties (the “Octopus Investors”), a holder of more than 5% of our common stock, pursuant to which the Octopus Investors agreed to purchase $2.0 million of our common stock on the same economic terms as the shares of common stock sold in the Offering subject to the satisfaction of certain U.K related tax requirements (the “Octopus Share Purchase”). The Octopus Share Purchase was conditioned on, among other things, the requirement that our gross assets must be less than £15.0 million at the time of the purchase and less than £16.0 million after giving effect to the Octopus Share Purchase.

On January 27, 2022, we entered into a subscription agreement (the “Subscription Agreement”) with the Octopus Investors effecting the Octopus Share Purchase. Pursuant to the Subscription Agreement, we issued the Octopus Investors an aggregate of 1,000,000 shares of common stock (the “Octopus Shares”), at a purchase price of $2.00 per share. On January 27, 2022, we also entered into a registration rights agreement (the “Octopus Registration Rights Agreement”) with the Octopus Investors, pursuant to which we agreed, subject to customary exceptions, to file, no later than fifteen (15) calendar days after we file our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, a registration statement with the SEC covering the Octopus Shares. We are required to use commercially reasonable efforts to cause such registration statement to be declared effective within 150 calendar days after the closing of the Octopus Share Purchase. We must use commercially reasonable efforts to keep such registration statement effective for the earlier of (i) five years from the date it is declared effective by the SEC, (ii) the date on which all Octopus Shares have been transferred other than to certain enumerated permitted assignees under the Octopus Registration Rights Agreement, or (iii) the date on which no Octopus Shares are outstanding.

Related Party Transactions with Parasol Investments Corporation

On May 14, 2020, the Company (“we”) issued (i) an aggregate of 4,750,000 shares of common stock to Mark Tompkins, a director of our company, for an aggregate purchase price equal to $475 representing amounts advanced by Mr. Tompkins to our counsel in connection with the formation and organization of the Company and (ii) an aggregate of 250,000 shares of common stock to Ian Jacobs, an officer and director of our company, for an aggregate cash purchase price equal to $25, pursuant to the terms and conditions set forth in the Common Stock Purchase Agreement with each person.

On May 14, 2020, in connection with advances made in connection with costs incurred by us, we issued a promissory note to Mark Tompkins, a stockholder and director of our company, pursuant to which we agreed to repay Mr. Tompkins the sum of any and all amounts that Mr. Tompkins may advance to us on or before the date that we consummate a business combination with a private company or reverse takeover transaction or other transaction after which we would cease to be a shell company (as defined in Rule 12b-2 under the Exchange Act). We have used the proceeds from the note to cover our expenses. Although Mr. Tompkins had no obligation to advance funds to us under the terms of the note, we anticipated that he might do so as fees and expenses were incurred. As a result, we issued the note in anticipation of such advances. Interest did not accrue on the outstanding principal amount of the note except if an Event of Default (as defined in the note) occurred. In the event of an Event of Default, the entire note would automatically become due and payable (the “Default Date”), and starting from five (5) days after the Default Date, interest on the note would accrue at the rate of eighteen percent (18%) per annum. As of the Closing, 2021, the total amount due under the note was $47,500 which was paid in full at the Closing.

Prior to the Closing, we used the office space and equipment of our management at no cost.

Related Party Transactions with SmartKem Limited

Commencing in June 2019 and continuing through September 2019, SmartKem issued and sold an aggregate of $3.7 million of its convertible loan notes (the “Convertible Loan Notes”). The Convertible Loan Notes bore interest at a rate of 10% per annum and outstanding interest and principal thereon was convertible into SmartKem’s A ordinary shares at a conversion price of $0.017031 per A ordinary share. Certain of SmartKem’s directors, executive officers and beneficial owners of 5% or more of SmartKem’s capital stock purchased Convertible Loan Notes in that offering as shown in the table below.

Name	Principal Amount Purchased
Octopus Titan VCT plc	$2,537,000
Entrepreneurs Fund LP	$951,000

In January and February 2020 SmartKem issued a total of 209,862,051 of its A ordinary shares for $4.3 million. In connection therewith, $4.0 million of outstanding principal and interest on the Convertible Loan Notes was converted into an aggregate of 245,540,150 A ordinary shares. In addition, $8.8 million of outstanding principal and interest of outstanding convertible notes issued in 2018 was converted into 542,767,502 A ordinary shares. In connection with these transactions, in February 2020 SmartKem simplified its share capital by converting (i) 6,451,915 growth shares, held by founding shareholders and which benefited only from the increase in value of SmartKem above a specified level (the “Growth Shares”), into ordinary shares, (ii) 66,385,787 ordinary shares into deferred shares with no voting rights and an aggregate value of $1.40 (the “Deferred Shares”), (iii) 137,310,817 A ordinary shares into Deferred Shares, and (iv) 83,076,995 A ordinary shares into ordinary shares. In connection with these transactions, in April 2020 the share capital was further simplified by the conversion into Deferred Shares of an additional 91,540,545 A ordinary shares and 20,887,272 ordinary shares.

In July 2020, SmartKem issued an additional 16,025,641 A ordinary shares to Entrepreneurs Fund LP for $313,000. In connection with this transaction, in July 2020 91,540,545 Deferred Shares were converted back into A ordinary shares and 20,887,272 Deferred Shares were converted back into ordinary shares.

The following directors, executive officers and beneficial owners of more than 5% of SmartKem’s capital stock effected the following transactions as part of the transactions described above:

	Transaction	Consideration	Equity issue
Octopus Titan VCT	Loan conversion	$5,876,000	344,932,672 A ordinary shares
Octopus Titan VCT	Investment	$4,074,000	191,346,155 A ordinary shares
Entrepreneurs Fund LP	Loan conversion	$4,200,000	246,551,742 A ordinary shares
Entrepreneurs Fund LP	Investment	$682,000	32,051,282 A ordinary shares

In connection with SmartKem’s January 2020 funding raising round, SmartKem simplified its share capital initially by converting into ordinary shares on a one-for one basis 83,076,695 A ordinary shares and all 6,451,915 Growth Shares.

In February 2020, a further 137,310,817 A ordinary shares and 66,385,787 ordinary shares were converted into Deferred Shares.

In April 2020, 91,540,545 A ordinary shares and 20,887,272 ordinary shares were converted into Deferred Shares, then back again in July 2020.

On February 23, 2021, at the direction of the holders of such A ordinary shares provided in accordance with SmartKem’s articles of association 876,884,527 A ordinary shares were reclassified as ordinary shares.

On February 23, 2021, conditional on the consummation of the Exchange, the holders of EMI Options covering 124,497,910 ordinary shares exercised them for $18,916, with options covering 123,087,910 shares exercised at a price of $0.000014 per share and the options covering the remaining 1,410,000 shares exercised at a price of $0.0122 per share.

Policies and Procedures for Related Party Transactions

Our Board has adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, any members of the immediate family of any of the foregoing persons and any firms, corporations or other entities in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest (collectively “related parties”), are not permitted to enter into a transaction with us without the prior consent of our Board acting through the Audit Committee or, in certain circumstances, the chairman of the Audit Committee. Any request for us to enter into a transaction with a related party, in which the amount involved exceeds $100,000 and such related party would have a direct or indirect interest must first be presented to our Audit Committee, or in certain circumstances the chairman of our Audit Committee, for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee, or the chairman of our Audit Committee, is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the benefits to us, the availability of other sources of comparable products or services and the extent of the related party’s interest in the transaction.

PROPOSAL 2: RATIFY THE APPOINTMENT OF BDO LLP AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022

Principal Accountant Fees and Services

The following table summarizes the fees paid for professional services rendered by BDO LLP, our independent registered public accounting firm, for each of the last two fiscal years:

	For the Years End December 31,
US$(000)	2021	2020
Audit fees	$456	$164
Audit-related fees	—	—
Tax fees	10	—
All other fees	—	—
Total	$466	$164

Audit Fees

Represents fees, including out of pocket expenses, for professional services provided in connection with the audit of our annual financial statements, the review of our quarterly financial statements, accounting consultations or advice on accounting matters necessary for the rendering of an opinion on our financial statements, services provided in connection with the offerings of our securities and audit services provided in connection with other statutory or regulatory filings.

Tax Fees

Tax fees represent fees billed for tax compliance and consultation and planning services.

Procedures for Approval of Fees

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and all other fees as described above is compatible with maintaining BDO LLP’s independence and has determined that such services for fiscal year 2021 were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

The Audit Committee is responsible for reviewing and discussing the audited financial statements with management, discussing with the independent registered public accountants the matters required in Auditing Standards No. 16, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to our Board that the audited financial statements be included in our annual report on Form 10-K.

Attendance at Annual Meeting

Representatives of BDO LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

Change in Auditors

Upon the Closing of the Exchange, Raich Ende Malter & Co. LLP was dismissed as the independent registered public accounting firm that audits the financial statements of our company.

Raich Ende Malter & Co. LLP’s audit report on our financial statements for the period from May 13, 2020 (inception) through December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report dated February 18, 2021 contained statements indicating there is substantial doubt about our company’s ability to continue as a going-concern.

During the period from May 13, 2020 (date of inception) through December 31, 2020 and the subsequent interim period through the date of Raich Ende Malter & Co. LLP’s dismissal, there were no disagreements with Raich Ende Malter & Co. LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Raich Ende Malter & Co. LLP would have caused it to make reference to the subject matter thereof in connection with its report, and there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

SmartKem Limited

At the general meeting of the shareholders of SmartKem held on November 27, 2019, Mercer & Hole was approved to replace Grant Thornton UK LLP as chartered accountants and statutory auditor in the United Kingdom to SmartKem for the fiscal 2019 reporting year. The appointment of Mercer & Hole was the result of SmartKem’s Board’s discussions completed on December 24, 2019 and the recommendation of Mercer & Hole by the Board of Directors of SmartKem. Grant Thornton UK LLP resigned as our statutory auditor in the United Kingdom on December 24, 2019.

Grant Thornton UK LLP performed the statutory audit of SmartKem’s financial statements, prepared in accordance with FRS 102 “The Financial Reporting Standard applicable in the UK and Republic of Ireland” and the requirements of the United Kingdom Companies Act 2006 (together “FRS 102”), for the fiscal year ending December 31, 2018, in accordance with International Standards on Auditing (U.K.) and applicable U.K. Law. Grant Thornton UK LLP’s statutory audit report did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles, although Grant Thornton UK LLP stated in their statutory audit report that:

“This report is made solely to the Company’s members, as a body, in accordance with Chapter 3 of Part 16 of the Companies Act 2006. Our audit work has been undertaken so that we might state to the Company’s members those matters we are required to state to them in an Auditor’s Report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the Company and the Company’s members as a body, for our audit work, for this report, or for the opinions we have formed.”

During the year ended December 31, 2018 and the subsequent interim period through December 24, 2019, (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between SmartKem and Grant Thornton UK LLP over any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to Grant Thornton UK LLP’s satisfaction would have caused Grant Thornton UK LLP to make reference to the subject matter of the disagreement in connection with its report; and (ii) there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Furthermore, in the year ended December 31, 2018, and the subsequent interim period through December 24, 2019, SmartKem did not consult with Mercer & Hole, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to SmartKem’s consolidated financial statements and neither a written report nor oral advice was provided to the Company that Mercer & Hole concluded was an important factor considered by SmartKem in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

At the general meeting of the shareholders of SmartKem held on December 18, 2020, BDO LLP was approved to replace Mercer & Hole as chartered accountants and statutory auditor in the United Kingdom to SmartKem for the fiscal 2020 reporting year. BDO LLP was also approved as SmartKem’s independent registered public accounting firm for the fiscal years’ 2020 and 2019. The appointment of BDO LLP was the result of SmartKem’s Board’s discussions completed on December 5, 2020, 2020 and the recommendation of BDO LLP by the Board of Directors of SmartKem. Mercer & Hole resigned as our statutory auditor in the United Kingdom on December 18, 2020.

Mercer & Hole performed the statutory audit of SmartKem’s financial statements, prepared in accordance with FRS 102 “The Financial Reporting Standard applicable in the UK and Republic of Ireland” and the requirements of the United Kingdom Companies Act 2006 as applicable to companies subject to the small companies regime (together “FRS 102”), for the fiscal year ending December 31, 2019, in accordance with International Standards on Auditing (U.K.) and applicable U.K. Law. Mercer & Hole’s statutory audit report did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles, although Mercer & Hole stated in their statutory audit report that:

“This report is made solely to the company’s members, as a body, in accordance with Chapter 3 of Part 16 of the Companies Act 2006. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditor’s report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our audit work, for this report, or for the opinions we have formed.”

During the year ended December 31, 2019 and the subsequent interim period through December 18, 2020, (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between SmartKem and Mercer & Hole over any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to Mercer & Hole’s satisfaction would have caused Mercer & Hole to make reference to the subject matter of the disagreement in connection with its report; and (ii) there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Furthermore, in the two years ended December 31, 2019, and the subsequent interim period through December 18, 2020, SmartKem did not consult with BDO LLP, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to SmartKem’s consolidated financial statements and neither a written report nor oral advice was provided to SmartKem that BDO LLP concluded was an important factor considered by SmartKem in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (ii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Engagement of Independent Registered Public Accounting Firm

Effective as of the closing of the Exchange, our Board engaged BDO LLP, as the independent registered public accounting firm to audit our financial statements for the fiscal year ended December 31, 2021.

During the period from May 13, 2020 (date of inception) through December 31, 2020 and the subsequent interim period through the date of the BDO LLP appointment, neither we nor anyone acting on our behalf consulted BDO LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that BDO LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

STOCKHOLDER PROPOSALS

Stockholder Proposals for 2023 Annual Meeting

Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2022 Annual Meeting of Stockholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended must be received by us no later than January 23, 2023 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary.

Our bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2023 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than April 1, 2023 and no earlier than March 2, 2023; provided, however, that in the event the Annual Meeting is scheduled to be held more than thirty (30) days before the anniversary date of the immediately preceding Annual Meeting of Stockholders (the “Anniversary Date”) or more than seventy (70) days after the Anniversary Date, a stockholder’s notice shall be timely if received by our Secretary at our principal executive office not later than the close of business on the later of (i) the ninetieth (90th) day prior to the scheduled date of such Annual Meeting; and (ii) the tenth (10th) day following the day on which such public announcement of the date of such Annual Meeting is first made by us. Proxies solicited by our Board will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such nomination or proposal shall be mailed to: SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements) filed with the SEC may be obtained without charge by writing to SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on May 18, 2022. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2021 and certain other related financial and business information are contained in our Annual Report on Form 10-K, as amended, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary, or by phone at +44 161 721 1514. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

/s/ Ian Jenks
Ian Jenks
Chairman and Chief Executive Officer

May 23, 2022

Manchester, United Kingdom

VIEW MATERIALS & VOTE w SCAN TO SMARTKEM, INC. MANCHESTER TECHNOLOGY CENTRE HEXAGON TOWER DELAUNAYS ROAD BLACKLEY MANCHESTER, M9 8GQ UNITED KINGDOM VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 29, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SMTK2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 29, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D86899-P75837 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. SMARTKEM, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Director (Class I to serve until the 2025 Annual Meeting of Stockholders) Nominee: For Against Abstain ! !! 1a. Steven DenBaars For Against Abstain The Board of Directors recommends you vote FOR the following proposal: ! ! ! 2. To ratify the appointment of BDO LLP as our independent registered public accounting firm for the year ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D86900-P75837 SMARTKEM, INC. Annual Meeting of Stockholders June 30, 2022 11:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Ian Jenks and Robert Bahns, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SmartKem, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually via the Internet at www.virtualshareholdermeeting.com/SMTK2022, at 11:00 a.m., Eastern Time on Thursday, June 30, 2022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side